Exhibit 32.2

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Averox Inc. ("Averox") on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), I, Yasser Ahmad, Chief Financial Officer of Averox, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/   Yasser Ahmad
-----------------------
Name: Yasser Ahmad
Chief Financial Officer

Date: November 13, 2007